Unaudited Condensed Consolidated Statement of Operations - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
OPERATING EXPENSES:
Research and development expenses	$ 53,561	$ 70,827
General and administrative	25,009	37,219
Total operating expenses	78,570	108,046
LOSS FROM OPERATIONS:	(78,570)	(108,046)
OTHER INCOME (EXPENSE), NET:
Other income (expense), net	5,451	493
Gain on lease termination	5,307
Interest income, net	631	350
Benefit from R&D tax credit	1,304	1,541
Total other income (expense), net	12,693	2,384
Loss before income taxes	(65,877)	(105,662)
Income tax expense	(96)	(29)
Net loss	$ (65,973)	$ (105,691)
Net loss per share attributable to ordinary shareholders-basic	$ (1.15)	$ (2.96)
Net loss per share attributable to ordinary shareholders-diluted	$ (1.15)	$ (2.96)
Weighted average ordinary shares outstanding-basic	57,384,985	35,686,751
Weighted average ordinary shares outstanding-diluted	57,384,985	35,686,751